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                                                                  Exhibit 10.6.4
                                                                     (1998 10-K)

                                  AMENDMENT TO
                        SUPPLEMENTAL RETIREMENT AGREEMENT


     This Amendment is made and entered into as of __________________________, 19____ between First Northern Savings Bank, S.A. (the "Employer") and _________________________________ (the "Executive").

     WHEREAS, Employer and Executive entered into a Supplemental Retirement Agreement dated as of the __________ day of _______________________, 1994 (the
"Supplemental Retirement Agreement"); and

     WHEREAS, Executive and Employer have agreed to modify Executive's benefits under the Supplemental Retirement Agreement in order to encourage Executive's continued employment.

     NOW, THEREFORE, for good and valuable consideration which is acknowledged by Executive and Employer, the parties hereto hereby agree as follows:

     1.   Section 2.1(a) of the Supplemental Retirement
          Agreement is amended to read as follows:

          (a) such time as the sum of Executive's Age and Years of Service total 70.

     2.   Section 2.3(a) of the Supplemental Retirement
          Agreement is amended to read as follows:

          (a) such time as the sum of Executive's Age and Years of Service total 70.

     3.   All other terms and conditions of the Supplemental
          Retirement Agreement shall remain in effect and unchanged.

     IN WITNESS WHEREOF, the parties have executed this amendment to the Supplemental Retirement Agreement as of the day and year first above written.


                                        FIRST NORTHERN SAVINGS BANK, S.A.


                                      By: ______________________________


                                          ______________________________
                                                  Executive